AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT
                                      AMONG
                  PREFERRED LIFE INSURANCE COMPANY OF NEW YORK,
                         PIMCO VARIABLE INSURANCE TRUST,
                                       AND
                          PIMCO FUNDS DISTRIBUTORS LLC

     This Amendment No. 1 to the Participation Agreement dated December 1, 1999 (the `"Agreement") between Preferred Life Insurance Company of New York (the "Company"), PIMCO Variable Insurance Trust (the "Fund"), and PIMCO Funds
Distributors LLC (the "Underwriter") is effective as of April 1, 2000. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

     WHEREAS, the Company, the Fund, and the Underwriter have entered into the Agreement to provide for the purchase by the Company, on behalf of one or more of its segregated asset accounts ("Accounts"), of shares of beneficial interest of the several series ("Portfolios") of the Fund;

     WHEREAS,  the  Fund,  effective  April 1,  2000,  may  offer  shares of its
Portfolios  in  two  classes,   designated   "Institutional  Class"  shares  and
"Administrative Class" shares;

     WHEREAS, the shares of the Portfolios offered prior to April 1, 2000 have been designated as Administrative Class shares;

     NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree that the final WHEREAS clause in the Agreement be amended to read as follows:

          "WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Administrative Class shares in the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement (the "Designated Portfolios") on behalf of the Account to fund the aforesaid Contracts, and the Underwriter is authorized to sell such shares to the Account at net asset value;"

     This Amendment No. I may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

PREFERRED LIFE INSURANCE COMPANY OF NEW YORK

By its authorized officer
By: /s/ Suzanne J. Pepin
Title:  SUZANNE J. PEPIN
Date: 6/2/00

PIMCO VARIABLE INSURANCE TRUST
By its authorized officer
By: /s/ BTRH
Title:
Date:

PIMCO FUNDS DISTRIBUTORS LLC
By: /s/ Newton N. Schott
Title:  Exec VP
Date: 7-11-00

                       AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December, 1999 by and among, Preferred Life Insurance Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributions LLC is hereby amended by deleting the existing Schedule A.

                                   SCHEDULE A
                  (1st revised edition - effective May 1, 2002)

PIMCO VARIABLE INSURANCE TRUST PORTFOLIOS:
1.       PIMCO StocksPLUS Growth and Income Portfolio
2.       PIMCO Total Return Portfolio
3.       PIMCO High Yield Portfolio

SEGREGATED ASSET ACCOUNTS:

PREFERRED LIFE VARIABLE ACCOUNT A
----------------------------------
PREFERRED LIFE VARIABLE ACCOUNT B
----------------------------------

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2002.

PREFERRED LIFE INSURANCE COMPANY OF NEW YORK:

By its authorized officer
                                            By: /S/SUZANNE PEPIN
                                            -----------------------------
                                            Name:  SUZANNE J. PEPIN
                                            -----------------------------
                                            Title: SECRETARY
                                            -----------------------------
PIMCO VARIABLE INSURANCE TRUST
                                            By its authorized officer

                                            By: /S/JEFFREY M. SARGENT
                                            -----------------------------
                                            Name:  JEFFREY M. SARGENT
                                            -----------------------------
                                            Title: SENIOR VICE PRESIDENT
                                            -----------------------------
                                            Date:
                                            -----------------------------
PIMCO FUNDS DISTRIBUTORS LLC
                                            By its authorized officer

                                            By:/S/ NEWTON B. SCHOTT, JR.
                                            -----------------------------
                                            Name: NEWTON B. SCHOTT, JR.
                                            -----------------------------
                                            Title:
                                            -----------------------------
                                            Date:
                                            -----------------------------

                 AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December, 1999 by and among, Preferred Life Insurance Company of New York, PIMCO Variable Insurance Trust, and PIMCO Advisors Distributions LLC is hereby amended by deleting the existing Schedule A amended May 1, 2002 and inserting in lieu thereof the schedule below: In addition, Preferred Life Insurance Company of New York has changed its name to Allianz Life Insurance Company of New York as of January 1, 2003. Therefore all occurrences of " Preferred Life Insurance Company of New York" are replaced with "Allianz Life Insurance Company of New York" in this Participation Agreement.

                                   SCHEDULE A
                  (2nd revised edition - effective May 1, 2003)

PIMCO VARIABLE INSURANCE TRUST PORTFOLIOS:
1.       PIMCO VIT StocksPLUS Growth and Income Portfolio
2.       PIMCO VIT Total Return Portfolio
3.       PIMCO VIT High Yield Portfolio
4.       PIMCO VIT Real Return Portfolio

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2003.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK:

By its authorized officer
                                           By: /S/SUZANNE PEPIN
                                           -----------------------------
                                           Name:  SUZANNE J. PEPIN
                                           -----------------------------
                                           Title: SECRETARY AND DIRECTOR
                                           -----------------------------
PIMCO VARIABLE INSURANCE TRUST
                                           By its authorized officer

                                           By: /S/JEFF SARGENT
                                           -----------------------------
                                           Name:  JEFF SARGENT
                                           -----------------------------
                                           Title: SENIOR VICE PRESIDENT
                                           -----------------------------
                                           Date:  JULY 29, 2003
                                           -----------------------------
PIMCO ADVISORS DISTRIBUTORS LLC
                                           By its authorized officer
                                           By:/S/ NEWTON B. SCHOTT, JR.
                                           -----------------------------
                                           Name:  NEWTON B. SCHOTT, JR.
                                           -----------------------------
                                           Title: MANAGING DIRECTOR
                                           -----------------------------
                                           Date:
                                           -----------------------------

                 AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December, 1999 by and among, Allianz Life Insurance Company of New York, PIMCO Variable Insurance Trust, and Distributors LLC is hereby amended by deleting the existing Schedule A amended May 1, 2003 and inserting in lieu thereof the schedule below:

                                   SCHEDULE A
                (3rd revised edition - effective April 30, 2004)

PIMCO VARIABLE INSURANCE TRUST PORTFOLIOS:
1.       PIMCO VIT StocksPLUS Growth and Income Portfolio
2.       PIMCO VIT Total Return Portfolio
3.       PIMCO VIT High Yield Portfolio
4.       PIMCO VIT Real Return Portfolio
5.       PIMCO VIT All Asset Portfolio

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 30, 2004. ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK:

By its authorized officer
                                          By: /S/STEWART GREGG
                                          -----------------------------
                                          Name:  STEWART D. GREGG
                                          -----------------------------
                                          Title: ASSISTANT SECRETARY AND
                                                 SENIOR COUNSEL
                                          -----------------------------
PIMCO VARIABLE INSURANCE TRUST
                                          By its authorized officer

                                          By: /S/JEFF SARGENT
                                          -----------------------------
                                          Name:  JEFF SARGENT
                                          -----------------------------
                                          Title: SENIOR VICE PRESIDENT
                                          -----------------------------
                                          Date:  AUGUST 27, 2004
                                          -----------------------------
PIMCO ADVISORS DISTRIBUTORS LLC
                                          By its authorized officer
                                          By:/S/ NEWTON B. SCHOTT, JR.
                                          -----------------------------
                                          Name:  NEWTON B. SCHOTT, JR.
                                          -----------------------------
                                          Title: MANAGING DIRECTOR
                                          -----------------------------
                                          Date:  9-1-04
                                          -----------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated December, 1999 by and among, Allianz Life Insurance Company of New York, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC (formerly PIMCO Advisors Distributor LLC) is hereby amended by deleting the existing Schedule A amended April 30, 2004 and inserting in lieu thereof the schedule below:

                                   SCHEDULE A
                (4th revised edition - effective April 29, 2005)

PIMCO VARIABLE INSURANCE TRUST PORTFOLIOS:
1.       PIMCO VIT All Asset Portfolio
2.       PIMCO VIT CommodityRealReturn Portfolio
3.       PIMCO VIT Emerging Markets Bond Portfolio
4.       PIMCO VIT Global Bond Portfolio (Unhedged)
5.       PIMCO VIT High Yield Portfolio
6.       PIMCO VIT Real Return Portfolio
7.       PIMCO VIT StocksPLUS Growth and Income Portfolio
8.       PIMCO VIT Total Return Portfolio

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 29, 2005.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK:

By its authorized officer
                                  By:      /s/ Stewart D. Gregg
                                           -------------------------------------
                                  Name:    STEWART D. GREGG
                                  Title:  ASSISTANT SECRETARY AND SENIOR COUNSEL


PIMCO VARIABLE INSURANCE TRUST
                                  By its authorized officer

                                  By:      /s/ Jeffrey M. Sargent
                                           -------------------------------------
                                  Name:    JEFFREY M. SARGENT
                                           -------------------------------------
                                  Title:   SENIOR VICE PRESIDENT
                                           -------------------------------------
                                  Date:
                                           -------------------------------------
PIMCO ADVISORS DISTRIBUTORS LLC
                                  By its authorized officer

                                  By:      /s/ E. Blake Moore, Jr.
                                           -------------------------------------
                                  Name:    E. BLAKE MOORE, JR.
                                           -------------------------------------
                                  Title:   MANAGING DIRECTOR, CEO
                                           -------------------------------------
                                  Date:      9/29/05
                                           -------------------------------------